UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 10, 2015

EQUITY ONE, INC.
(Exact name of registrant as specified in its charter)
Maryland
(State or other jurisdiction of incorporation)

001-13499	52-1794271
(Commission File Number)	(IRS Employer Identification No.)

410 Park Avenue, Suite 1220 New York, New York	10022
(Address of principal executive offices)	(Zip Code)
(212) 796-1760
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Item 3.02	Unregistered Sales of Equity Securities

Item 8.01	Other Events
“At the Market” Offering
In connection with the commencement of a “continuous equity” offering under which Equity One, Inc., a Maryland corporation (the “Company”), may sell up to 8,500,000 shares of its common stock (the “Shares”) from time to time in “at-the-market” offerings or certain other transactions (the “Offering”), the Company today filed with the Securities and Exchange Commission (the “SEC”) a prospectus supplement dated November 10, 2015 (the “Prospectus Supplement”). The Company may sell the Shares in amounts and at times to be determined by the Company from time to time, but has no obligation to sell any of the Shares in the Offering. Actual sales will depend on a variety of factors to be determined by the Company from time to time, including (among others) market conditions, the trading price of the Company’s common stock, determinations by the Company of the appropriate sources of funding for the Company and potential uses of the funding available to the Company. The Company intends to use the net proceeds from any sale for general corporate purposes, which may include repaying debt and funding future acquisitions or development and redevelopment activities.
The Offering will occur pursuant to five separate distribution agreements (individually, a “Distribution Agreement” and together, the “Distribution Agreements”) entered into by the Company and each of Deutsche Bank Securities Inc., Barclays Capital Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as agents for the offer and sale of the Shares (individually, an “Agent” and together, the “Agents”). Each Distribution Agreement provides that the Company may offer and sell from time to time pursuant to the Distribution Agreements up to a combined total of 8,500,000 shares of its common stock through the Agents, acting as agents and/or principals, less any shares of common stock sold pursuant to the Common Stock Purchase Agreement (as defined below). Sales of the Shares, if any, may be made in negotiated transactions, which may include block trades, or transactions that are deemed to be “at-the-market offerings” as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the New York Stock Exchange or sales made to or through a market maker other than on an exchange. The Company will pay each of the Agents a commission which in each case shall not be more than 2.0% of the gross sales price of Shares sold through it as the Company’s agent under the applicable Distribution Agreement.
The Company has no obligation to sell any of the Shares in the Offering, and may at any time suspend solicitation and offers under the Distribution Agreements. The offering of the Shares pursuant to the Distribution Agreements will terminate upon the earlier of (1) the sale of all of the Shares subject to the Distribution Agreements and (2) the termination of the Distribution Agreement by either the Company or the respective Agent at any time in the respective party’s sole discretion.
The Shares will be issued pursuant to the Prospectus Supplement and the Company’s automatic shelf registration statement on Form S-3 (File No. 333-187852) filed on April 10, 2013 with the SEC. This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.
Purchase Option
In addition, on November 10, 2015, the Company entered into a common stock purchase agreement (the “Common Stock Purchase Agreement”) with MGN America, LLC (the “Purchaser”), an entity affiliated with the Company’s largest stockholder, Gazit-Globe Ltd., and which may be deemed to be controlled by Chaim Katzman, the chairman of the Company’s board of directors, pursuant to which the Purchaser will have the option to purchase directly from the Company in private placements up to 20% of the number of shares of common stock sold by the Company pursuant to the Distribution Agreements during each calendar quarter, up to an aggregate maximum of 1,294,000 shares. Overall, the maximum aggregate number of shares to be sold pursuant to the Distribution Agreements and the Common Stock Purchase Agreement is 8,500,000.
In order to exercise this option for a particular quarter, the Purchaser must make an irrevocable election at least 15 days in advance of the quarter that specifies the number of shares it will purchase as a percentage of the number of shares of common stock sold by the Company pursuant to the Distribution Agreements during the quarter. The Purchaser may also specify that, notwithstanding the foregoing, the number of shares of common stock that it will purchase will not exceed either a specified dollar amount per quarter or a specified dollar amount in the aggregate. The number of shares to be purchased, and the per share purchase price, will then be determined based on the total number of shares of common stock sold pursuant to the Distribution Agreements during such quarter and the volume weighted average gross purchase price per share for such shares.

The Company expects to issue and deliver any shares sold pursuant to the purchase option on a quarterly basis within approximately 40 days after the end of each calendar quarter. None of the Agents will receive any commission or other compensation for any sale of shares of the Company’s common stock pursuant to this option. Sales of shares under the Common Stock Purchase Agreement will be made in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.
Concurrently with the execution of the Common Stock Purchase Agreement, the Company and the Purchaser entered into a registration rights agreement (the “Registration Rights Agreement”). The Registration Rights Agreement provides that at any time, and subject to certain limitations, the Purchaser can request that the Company file up to two registration statements registering all or a portion of the shares purchased by the Purchaser pursuant to the Common Stock Purchase Agreement. The Registration Rights Agreement also provides “piggyback” registration rights pursuant to which the Purchaser may include its shares in certain registration statements filed by the Company. The Company is required to pay all fees and expenses, other than underwriting discounts and commissions, relating to the registration of the Purchaser’s shares pursuant to the Registration Rights Agreement.
The foregoing description of the Common Stock Purchase Agreement, the Registration Rights Agreement and the Distribution Agreements is only a summary and is qualified in its entirety by reference to the full text of the Common Stock Purchase Agreement, the Registration Rights Agreement and the form of Distribution Agreement, which are filed as Exhibit 10.1, Exhibit 10.2 and Exhibit 1.1, respectively, to this Current Report on Form 8-K. The Common Stock Purchase Agreement and the Registration Rights Agreement are incorporated by reference in this Item 1.01 and Item 3.02 and the form of Distribution Agreement is incorporated by reference in this Item 8.01.
ITEM 9.01   Financial Statements and Exhibits

(d)	Exhibits

1.1	Form of Distribution Agreement.
5.1	Opinion of Venable LLP.
10.1	Common Stock Purchase Agreement, dated as of November 10, 2015, between Equity One, Inc. and MGN America, LLC.
10.2	Registration Rights Agreement, dated as of November 10, 2015, between Equity One, Inc. and MGN America, LLC.
23.1	Consent of Venable LLP (included in Exhibit 5.1 hereto).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY ONE, INC.

Date: November 10, 2015	By:	/s/ Aaron Kitlowski
Aaron Kitlowski
Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit
1.1	Form of Distribution Agreement.
5.1	Opinion of Venable LLP.
10.1	Common Stock Purchase Agreement, dated as of November 10, 2015, between Equity One, Inc. and MGN America, LLC.
10.2	Registration Rights Agreement, dated as of November 10, 2015, between Equity One, Inc. and MGN America, LLC.
23.1	Consent of Venable LLP (included in Exhibit 5.1 hereto).